UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 244-9303

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 24, 2005, Telik, Inc. issued a press release entitled “Telik Announces Proposed Public Offering of Common Stock,” announcing a proposed public offering of 5,000,000 shares of Telik’s common stock (and up to an additional 750,000 shares issuable upon exercise of the underwriters’ over-allotment option) pursuant to an already effective shelf registration statement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Number	Description
99.1	Press Release entitled “Telik Announces Proposed Public Offering of Common Stock,” dated January 24, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Date: January 24, 2005	/s/ Reinaldo F. Gomez
Reinaldo F. Gomez Senior Vice President, Product Development

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EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “Telik Announces Proposed Public Offering of Common Stock,” dated January 24, 2005.

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